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                                 Exhibit 10.33.2


                       FOURTH AMENDMENT TO LOAN AGREEMENT

        THIS FOURTH AMENDMENT TO LOAN AGREEMENT (the "Fourth Amendment") made and entered into as of May __, 2005, by and among WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a FIRST UNION NATIONAL BANK), a national banking association, WACHOVIA BANK, NATIONAL ASSOCIATION, LONDON BRANCH (f/k/a FIRST UNION NATIONAL BANK, LONDON BRANCH), a national banking association acting through its London Branch, ARROW INTERNATIONAL, INC., a Pennsylvania corporation, ARROW MEDICAL PRODUCTS, LTD., a Pennsylvania corporation authorized to engage in business in Canada, ARROW DEUTSCHLAND GMBH, a corporation organized and existing under the laws of Germany, ARROW IBERIA, S.A., a corporation organized and existing under the laws of Spain, ARROW INTERNACIONAL DE MEXICO S.A. DE C.V., a corporation organized and existing under the laws of Mexico, ARROW HELLAS COMMERCIAL A. E., a corporation organized and existing under the laws of Greece, ARROW HOLLAND MEDICAL PRODUCTS B.V., a corporation organized and existing under the laws of Holland, ARROW INTERNATIONAL CR, A.S., a corporation organized and existing under the laws of the Czech Republic, and ARROW ITALY S.R.L., a corporation organized and existing under the laws of Italy.

                                   BACKGROUND

        A. The Lender and the Borrowers are parties to a loan agreement dated April 12, 2001, as amended March 29, 2002, June 30, 2003, and April 23, 2004, pursuant to which the Lender agreed to provide the Borrowers with Loans in an aggregate outstanding amount not to exceed at any one time Sixty-Five Million Dollars ($65,000,000), subject to and in accordance with the terms and conditions set forth therein (the "Agreement").

        B. The Agreement is incorporated by reference in this Fourth Amendment. Capitalized terms used herein which are not so defined, but which are defined in the Agreement, shall have the meanings given such terms in the Agreement.

        C. At the Borrowers' request, the Lender has agreed to extend the Termination Date under the Agreement, as hereinafter set forth.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound hereby, the parties hereto covenant and agree as set forth below.

        1. INCORPORATION OF BACKGROUND. The Background provisions of this Fourth Amendment are incorporated herein by reference thereto as if fully set forth in this Fourth Amendment.

        2. AMENDED DEFINED TERMS. The following defined terms as set forth in Section 1.2 of the Agreement are hereby amended and restated in their entirety to read as follows:


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                "AGREEMENT" shall mean the Loan Agreement among the Lender and the Borrowers dated April 12, 2001, as amended by the Lender and the Borrowers pursuant to the First Amendment to Loan Agreement dated as of March 29, 2002, as further amended by the Lender and the Borrowers pursuant to the Second Amendment to Loan Agreement dated as of June 30, 2003, as further amended by the Lender and the Borrowers pursuant to the Third Amendment to Loan Agreement dated as of April 23, 2004, as further amended by the Lender and the Borrowers pursuant to the Fourth Amendment to Loan Agreement dated as of May __, 2005, and any future amendments, restatements, modifications or supplements thereof or thereto.

                "TERMINATION DATE" shall mean April 30, 2006 or, if such day is not a Business Day, the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Business Day.

        3. DELETION OF CASH FLOW COVERAGE RATIO. Section 5.8 of the Agreement is hereby deleted in its entirety.

        4. REPRESENTATIONS AND WARRANTIES. As a material inducement for the Lender to enter into this Fourth Amendment, the Borrowers make the following representations and warranties to the Lender and acknowledge the Lender's justifiable reliance thereon:

                (a)     No Default or Event of Default has occurred.

                (b) All representations and warranties previously made to the Lender by the Borrowers remain true, accurate, and complete.

                (c) The Agreement, as modified and amended hereby, is the valid and binding obligation of the Borrowers and is fully enforceable in accordance with all stated terms.

        5. BINDING EFFECT. This Fourth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        6. COSTS AND EXPENSES. Without limiting the generality of the provisions of the Agreement, the Borrower shall reimburse the Lender for its out-of-pocket expenses, including counsel fees, incurred by the Lender in connection with the development, preparation, negotiation, and enforcement of this Fourth Amendment and all documents executed in connection herewith.

        7. EFFECTIVE DATE. This Fourth Amendment shall be operative and effective when the Lender has executed this Fourth Amendment.

        8. RATIFICATION. Except as expressly modified and amended herein, the Agreement and all other Loan Documents are hereby ratified and affirmed, and the Borrowers expressly ratify and affirm all terms and provisions of the Loan Documents, including all warrants of attorney to confess judgment as set forth in the Loan Documents.


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        9.      TERMS CONSISTENT. To the extent that any of the terms or
provisions set forth in the Loan Documents are inconsistent with any of the terms or provisions hereof, the terms and provisions of this Fourth Amendment shall control. References in any of the Loan Documents to the Agreement shall be deemed references to the Agreement as amended, and references in any of the Loan Documents to any defined terms that have been amended shall be deemed references to such defined terms as amended.

        10. EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, but all of such counterparts taken together shall be deemed to constitute one and the same instrument.

        11. FURTHER ASSURANCES. The Borrowers shall immediately execute and deliver to the Lender any documents or instruments requested by the Lender from time to time to further evidence, effectuate, secure or carry out the terms of this Fourth Amendment or the Loan Documents.

        12. ACKNOWLEDGMENTS. The Borrowers acknowledge, represent, warrant and covenant that they do not have, and have never had, any defense to payment or performance of any of their obligations under the Agreement and Loan Documents or any claim, right or cause of action whatsoever, in law or equity, against the Lender arising under the Agreement or the Loan Documents. The Borrowers further represent, warrant and covenant that the Lender has not caused them to suffer any damage, loss, liability, expense or obligation of any nature whatsoever arising under the Agreement or the Loan Documents.





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        IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.

                                        ARROW INTERNATIONAL, INC.

                                        By______________________________________
                                                Name:
                                                Title:

                                        Attest:_________________________________
                                                Name:
                                                Title:

                                        ARROW MEDICAL PRODUCTS, LTD.

                                        By______________________________________
                                                Name:
                                                Title:

                                        Attest:_________________________________
                                                Name:
                                                Title:
                                        ARROW DEUTSCHLAND GMBH

                                        By______________________________________
                                                Name:
                                                Title:

                                        Attest:_________________________________
                                                Name:
                                                Title:




                    [SIGNATURES CONTINUE ON FOLLOWING PAGES]



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                                ARROW IBERIA, S.A.

                                By______________________________________________
                                        Name:
                                        Title:

                                Attest:_________________________________________
                                        Name:
                                        Title:

                                ARROW INTERNACIONAL DE MEXICO, S.A. DE C.V.

                                By______________________________________________
                                        Name:
                                        Title:

                                Attest:_________________________________________
                                        Name:
                                        Title:

                                ARROW HELLAS COMMERCIAL A. E.

                                By______________________________________________
                                        Name:
                                        Title:

                                Attest:_________________________________________
                                        Name:
                                        Title:

                                ARROW HOLLAND MEDICAL PRODUCTS B.V.

                                By______________________________________________
                                        Name:
                                        Title:

                                Attest:_________________________________________
                                        Name:
                                        Title:


                    [SIGNATURES CONTINUE ON FOLLOWING PAGES]


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                              ARROW INTERNATIONAL CR, A.S.

                              By________________________________________________
                                      Name:
                                      Title:
                              Attest:___________________________________________
                                      Name:
                                      Title:

                              ARROW ITALY, S.R.L.

                              By________________________________________________
                                      Name:
                                      Title:

                              Attest:___________________________________________
                                      Name:
                                      Title:

                                                  ("Borrowers")

                              WACHOVIA BANK, NATIONAL ASSOCIATION

                              By________________________________________________
                                      Name:
                                      Title:

                              WACHOVIA BANK, NATIONAL ASSOCIATION, LONDON BRANCH By________________________________________________
                                      Name:
                                      Title:
                                                    ("Lender")



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